UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): March 8, 2017
KINGSWAY FINANCIAL SERVICES INC.
(Exact Name of Registrant as Specified in Its Charter)

Ontario, Canada (State or Other Jurisdiction of Incorporation)	001-15204 (Commission File Number)	Not Applicable (IRS Employer Identification No.)
45 St. Clair Ave. West, Suite 400, Toronto, Ontario, Canada M4V 1K9
(Address of Principal Executive Offices) (Zip Code)
Registrant's Telephone Number, Including Area Code: (416) 848-1171
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
m Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
m Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
m Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
m Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On March 8, 2017, Kingsway Financial Services Inc. (the “Company”) issued a press release regarding its financial results for the fourth quarter and year ended December 31, 2016. A copy of the press release is furnished as Exhibit 99.1 to this report.

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On April 21, 2016, the Company restructured its insurance services segment with the acquisition of Argo Management Group LLC (“Argo”) and the formation of 1347 Warranty Holdings (“1347 Warranty”). Argo's primary business is to act as the Managing Member of Argo Holdings Fund I, LLC, an investment fund organized for purposes of making control-oriented equity investments in established lower middle market companies based in North America, with a focus on search fund investments. Mr. John T. Fitzgerald, the Managing Member of Argo, joined the Company as an Executive Vice President and is leading 1347 Warranty, a unit formed to manage Kingsway's warranty businesses, which comprise IWS Acquisition Corporation and Trinity Warranty Solutions.

As part of the agreement to purchase Argo, Mr. Fitzgerald received 160,000 common shares of the Company and 500,000 restricted stock units scheduled to vest on March 28, 2024 with other terms and conditions substantially similar to those pertaining to the Company's executive officers under the 2013 Equity Incentive Plan. The restricted stock units were issued on August 24, 2016. Mr. Fitzgerald also received 40,000 options granted April 20, 2016, which were immediately vested and exercisable as of that date.

Effective March 8, 2017, the Board of Directors of the Company appointed John T. Fitzgerald as President and Chief Operating Officer. Larry G. Swets, Jr., currently the Company’s President and Chief Executive Officer, remains as the Company’s Chief Executive Officer.

The information in this Form 8-K provided under these Items 2.02, 5.02 and Exhibit 99.1 attached hereto is being furnished to, and shall not be deemed “filed” with, the U.S. Securities and Exchange Commission or incorporated by reference into the Company’s filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

Item 9.01	Financial Statements and Exhibits.
Exhibit No.	Exhibit Description
99.1	Press Release titled “Kingsway Announces Fourth Quarter and Year-End 2016 Results”

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KINGSWAY FINANCIAL SERVICES INC.

March 8, 2017	By:	/s/ Larry G. Swets, Jr.
Larry G. Swets, Jr.
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Exhibit Description
99.1	Press Release titled “Kingsway Announces Fourth Quarter and Year-End 2016 Results”